NUVEEN HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED JUNE 18, 2024

TO THE PROSPECTUS DATED JULY 31, 2023

Effective August 19, 2024:

1.

The section “How You Can Buy and Sell Shares – What Share Classes We Offer – Class A Shares” is updated to reflect that the up-front Class A sales charge for the Nuveen High Yield Municipal Bond Fund is as follows:

Nuveen High Yield Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.20%	4.38%	3.70%
$50,000 but less than $100,000	4.00	4.18	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 and over*	—	—	1.00
*

You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

2.	The first sentence of the third paragraph of the section “How You Can Buy and Sell Shares – What Share Classes We Offer – Class C Shares” is deleted in its entirety and replaced with the following:

Class C share purchase orders equaling or exceeding $250,000 will not be accepted.

3.

The first bullet point in the first paragraph of the section “How You Can Buy and Sell Shares – How to Reduce Your Sales Charge – Class A Sales Charge Waivers” is deleted in its entirety and replaced with the following:

•	Purchases of $250,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer – Contingent Deferred Sales Charge” above).

4.

The first sentence in the first paragraph of the section “How You Can Buy and Sell Shares – How to Reduce Your Sales Charge – CDSC Waivers and Reductions” is deleted in its entirety and replaced with the following:

The CDSC payable upon the redemption of Class C shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount equaled or exceeded $250,000, may be waived or reduced under the following circumstances:

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-HYMPRO-0624P

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED JUNE 18, 2024

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2023

Effective August 19, 2024:

1.

The first bullet point in the first paragraph of the section “Purchase and Redemption of Fund Shares – Reduction or Elimination of Up-Front Sales Charge on Class A Shares – Elimination of Sales Charge on Class A Shares” is deleted in its entirety and replaced with the following:

•	investors purchasing $250,000 or more;

2.	The first two sentences in the second paragraph of the section “Purchase and Redemption of Fund Shares – Class C Shares” are deleted in their entirety and replaced with the following:

Class C share purchase orders equaling or exceeding $250,000 will not be accepted. In addition, Class C share purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed $250,000 will not be accepted.

3.

The second sentence in the second paragraph of the section “Purchase and Redemption of Fund Shares – Reduction or Elimination of Contingent Deferred Sales Charge” is deleted in its entirety and replaced with the following:

However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a CDSC is imposed on any redemption within 18 months of purchase.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-HYMSAI-0624P